EXHIBIT 77Q1(a)



AMENDED AND RESTATED BY-LAWS
OF
DELAWARE GROUP CASH RESERVE
A Delaware Statutory Trust


ARTICLE I
OFFICES

	Section 1. PRINCIPAL OFFICE.
The principal executive office of
Delaware Group Cash Reserve (the
"Trust") shall be One Commerce
Square, Philadelphia, Pennsylvania,
19103.  The board of trustees (the
"Board of Trustees") may, from time
to time, change the location of the
principal executive office of the
Trust to any place within or outside
the State of Delaware.

	Section 2. OTHER OFFICES. The
Board of Trustees may at any time
establish branch or subordinate
offices at any place or places where
the Trust intends to do business.

ARTICLE II
	MEETINGS OF SHAREHOLDERS

	Section 1. PLACE OF MEETINGS.
Meetings of shareholders shall be
held at any place within or outside
the State of Delaware designated by
the Board of Trustees. In the
absence of any such designation by
the Board of Trustees, shareholders'
meetings shall be held at the
principal executive office of the
Trust.  For purposes of these
Amended and Restated By-Laws (the
"By-Laws"), the term "shareholder"
shall mean a record owner of shares
of the Trust.

	Section 2. CALL OF MEETING. A
meeting of the shareholders may be
called at any time by the Board of
Trustees, the Chairperson (as
defined under Section 3 of Article
III herein) or by the President (as
defined under Section 1 of Article V
herein). If the Trust is required
under the Investment Company Act of
1940, as amended (the "1940 Act"),
to hold a shareholders' meeting to
elect trustees, the meeting shall be
deemed an "annual meeting" for that
year for purposes of the 1940 Act.

	Section 3. NOTICE OF
SHAREHOLDERS' MEETING. All notices
of meetings of shareholders shall be
sent or otherwise given, in
accordance with Section 4 of this
Article, not less than seven (7) nor
more than one-hundred twenty (120)
days before the date of the meeting.
The notice shall specify (i) the
place, date and hour of the meeting,
and (ii) the general nature of the
business to be transacted. The
notice of any meeting at which
trustees are to be elected also
shall include the name of any
nominee or nominees whom at the time
of the notice are intended to be
presented for election. Except with
respect to adjournments as provided
herein, no business shall be
transacted at such meeting other
than that specified in the notice.

	Section 4. MANNER OF GIVING
NOTICE; AFFIDAVIT OF NOTICE. Notice
of any meeting of shareholders shall
be given either personally or by
first-class mail, courier or
telegraphic, facsimile, electronic
mail or other written communication,
charges prepaid, addressed to the
shareholder at the address of that
shareholder appearing on the books
of the Trust or its transfer agent
or given by the shareholder to the
Trust for the purpose of notice. If
no such address appears on the
Trust's books or is given, notice
shall be deemed to have been given
if sent to that shareholder by
first-class mail, courier, or
telegraphic, facsimile, electronic
mail or other written communication
to the Trust's principal executive
office. Notice shall be deemed to
have been given at the time when
delivered personally or deposited in
the mail, with a courier or sent by
telegram, facsimile, electronic mail
or other means of written
communication.

	If any notice addressed to a
shareholder at the address of that
shareholder appearing on the books
of the Trust is returned to the
Trust marked to indicate that the
notice to the shareholder cannot be
delivered at that address, all
future notices or reports shall be
deemed to have been duly given
without further mailing, or
substantial equivalent thereof, if
such notices shall be available to
the shareholder on written demand of
the shareholder at the principal
executive office of the Trust for a
period of one year from the date of
the giving of the notice.

	An affidavit of the mailing or
other means of giving any notice of
any shareholders' meeting shall be
executed by the secretary, assistant
secretary or any transfer agent of
the Trust giving the notice and
shall be filed and maintained in the
records of the Trust.  Such
affidavit shall, in the absence of
fraud, be prima facie evidence of
the facts stated therein.

	Section 5. ADJOURNED MEETING;
NOTICE. Any shareholders' meeting,
whether or not a quorum is present,
may be adjourned from time to time
(and at any time during the course
of the meeting) by a majority of the
votes cast by those shareholders
present in person or by proxy, or by
the chairperson of the meeting.  Any
adjournment may be with respect to
one or more proposals, but not
necessarily all proposals, to be
voted or acted upon at such meeting
and any adjournment will not delay
or otherwise affect the
effectiveness and validity of a vote
or other action taken at a
shareholders' meeting prior to
adjournment.

	When any shareholders' meeting
is adjourned to another time or
place, notice need not be given of
the adjourned meeting at which the
adjournment is taken, unless a new
record date of the adjourned meeting
is fixed or unless the adjournment
is for more than one hundred eighty
(180) days from the record date set
for the original meeting, in which
case the Board of Trustees shall set
a new record date. If notice of any
such adjourned meeting is required
pursuant to the preceding sentence,
it shall be given to each
shareholder of record entitled to
vote at the adjourned meeting in
accordance with the provisions of
Sections 3 and 4 of this Article.
At any adjourned meeting, the Trust
may transact any business that might
have been transacted at the original
meeting.

	Section 6. VOTING. The
shareholders entitled to vote at any
meeting of shareholders shall be
determined in accordance with the
provisions of the Declaration of
Trust, as in effect at such time.
The shareholders' vote may be by
voice vote or by ballot; provided,
however, that any election for
trustees must be by ballot if
demanded by any shareholder before
the voting has begun.

	Abstentions and broker non-
votes will be included for purposes
of determining whether a quorum is
present at a shareholders' meeting.
Abstentions and broker non-votes
will be treated as votes present at
a shareholders' meeting, but will
not be treated as votes cast.
Abstentions and broker non-votes,
therefore, will have no effect on
proposals which require a plurality
or majority of votes cast for
approval, but will have the same
effect as a vote "against" on
proposals requiring a majority of
outstanding voting securities for
approval.

	Unless otherwise determined by
the Board of Trustees at the time it
approves an action to be submitted
to the shareholders for approval,
shareholder approval of an action
shall remain in effect until such
time as the approved action is
implemented or the shareholders vote
to the contrary.  Notwithstanding
the foregoing, an agreement of
merger or consolidation may be
terminated or amended
notwithstanding prior approval if so
authorized by such agreement of
merger or consolidation pursuant to
Section 3815 of the Delaware
Statutory Trust Act ("DSTA").

	Section   7. WRITTEN ACTION.
Any action that might be taken at a
meeting of the shareholders may be
taken without a meeting in
accordance with the provisions of
the Trust's Agreement and
Declaration of Trust, as may be
amended from time to time.

	Section 8. WAIVER OF NOTICE BY
CONSENT OF ABSENT SHAREHOLDERS.  The
transactions of a meeting of
shareholders, however called and
noticed and wherever held, shall be
valid as though transacted at a
meeting duly held after regular call
and notice if a quorum be present
either in person or by proxy.
Attendance by a person at a meeting
shall also constitute a waiver of
notice with respect to that person
of that meeting, except when the
person objects at the beginning of
the meeting to the transaction of
any business because the meeting is
not lawfully called or convened and
except that such attendance is not a
waiver of any right to object to the
consideration of matters not
included in the notice of the
meeting if that objection is
expressly made at the beginning of
the meeting.  Whenever notice of a
meeting is required to be given to a
shareholder under the Declaration of
Trust or these By-Laws, a written
waiver thereof, executed before or
after the meeting by such
shareholder or his or her attorney
thereunto authorized and filed with
the records of the meeting, shall be
deemed equivalent to such notice.

	Section 9. PROXIES. Every
shareholder entitled to vote for
trustees or on any other matter
shall have the right to do so either
in person or by one or more agents
authorized by a written proxy signed
by the shareholder and filed with
the secretary of the Trust. A proxy
shall be deemed signed if the
shareholder's name is placed on the
proxy (whether by manual signature,
typewriting, telegraphic
transmission, electronic
transmission or otherwise) by the
shareholder or the shareholder's
attorney-in-fact.  A validly
executed proxy which does not state
that it is irrevocable shall
continue in full force and effect
unless (i) revoked by the
shareholder executing it by a
written notice delivered to the
Trust prior to the exercise of the
proxy or by the shareholder's
execution of a subsequent proxy or
attendance and vote in person at the
meeting; or (ii) written notice of
the death or incapacity of the
shareholder is received by the Trust
before the proxy's vote is counted;
provided, however, that no proxy
shall be valid after the expiration
of eleven (11) months from the date
of the proxy unless otherwise
provided in the proxy.  The
revocability of a proxy that states
on its face that it is irrevocable
shall be governed by the provisions
of the General Corporation Law of
the State of Delaware.

	With respect to any
shareholders' meeting, the Trust may
accept proxies by electronic
transmission (as defined in the
DSTA) or telephonic, computerized,
telecommunications or any other
reasonable alternative to the
execution of a written instrument
authorizing the proxy to act,
provided the shareholder's
authorization is received within
eleven (11) months before the
meeting.  A proxy with respect to
shares held in the name of two or
more Persons shall be valid if
executed by any one of them unless
at or prior to exercise of the proxy
the Trust receives a specific
written notice to the contrary from
any one of them.  A proxy purporting
to be executed by or on behalf of a
shareholder shall be deemed valid
unless challenged at or prior to its
exercise and the burden of proving
invalidity shall rest with the
challenger.

	Section 10. INSPECTORS OF
ELECTION. Before any meeting of
shareholders, the Board of Trustees
or the appropriate officers of the
Trust may appoint any person other
than nominees for office to act as
inspector of election at the meeting
or its adjournment.  If no inspector
of election is so appointed, the
chairperson of the meeting may, and
on the request of any shareholder or
a shareholder's proxy shall, appoint
an inspector of election at the
meeting.  If any person appointed as
inspector fails to appear or fails
or refuses to act, the chairperson
of the meeting may, and on the
request of any shareholder or a
shareholder's proxy shall, appoint a
person to fill the vacancy.



	The inspector shall:

	(a)	determine the number of
shares outstanding and the voting
power of each, the shares
represented at the meeting, the
existence of a quorum and the
authenticity, validity and effect of
proxies;

	(b)	receive votes, ballots
or consents;

	(c)	hear and determine all
challenges and questions in any way
arising in connection with the right
to vote;

	(d)	count and tabulate all
votes or consents;

	(e)	determine when the polls
shall close;

	(f)	determine the result;
and

	(g)	do any other acts that
may be proper to conduct the
election or vote with fairness to
all shareholders.

ARTICLE III
TRUSTEES

	Section 1. POWERS. Subject to
the applicable provisions of the
Declaration of Trust and these By-
Laws relating to action requiring
shareholder approval, the business
and affairs of the Trust shall be
managed and all powers shall be
exercised by or under the direction
of the Board of Trustees.

	Section 2. NUMBER OF TRUSTEES.
The number of trustees constituting
the Board of Trustees shall be
determined as set forth in the
Declaration of Trust.

	Section 3. CHAIRPERSON. The
Board of Trustees may elect a
chairperson for the purpose of
presiding at meetings of the Board
of Trustees (the "Chairperson").
The Chairperson shall exercise and
perform such other powers and duties
as may be from time to time assigned
to the Chairperson by the Board of
Trustees or prescribed by the By-
Laws.  The Chairperson may delegate
his or her powers and duties to the
trustees or officers of the Trust
that he or she deems appropriate,
provided that such delegation is
consistent with applicable legal and
regulatory requirements.

	Section 4. VACANCIES.
Vacancies in the Board of Trustees
may be filled by a majority of the
remaining trustees, though less than
a quorum, or by a sole remaining
trustee, unless the Board of
Trustees calls a meeting of
shareholders for the purpose of
filling such vacancies.
Notwithstanding the above, whenever
and for so long as the Trust is a
participant in or otherwise has in
effect a plan under which the Trust
may be deemed to bear expenses of
distributing its shares as that
practice is described in Rule 12b-1
under the 1940 Act, then the
selection and nomination of the
trustees who are not "interested
persons" of the Trust, as that term
is defined in the 1940 Act (the
"Independent Trustees") shall be,
and is, committed to the discretion
of the Independent Trustees.

	In the event that all trustee
offices become vacant, an authorized
officer of Delaware Management
Company, a series of Delaware
Management Business Trust, or any
successor entity thereto or
affiliate thereof serving as
investment adviser to the Trust
("DMC"), on behalf DMC, shall serve
as the sole remaining trustee
effective upon the vacancy in the
office of the last trustee.  In such
case, such officer of DMC, as the
sole remaining trustee, shall, as
soon as practicable, fill all of the
vacancies on the Board of Trustees;
provided, however, that, upon
filling such vacancies, the
percentage of trustees who are
Independent Trustees of the Trust
shall be no less than that required
by the 1940 Act.  Thereupon, such
officer of DMC shall resign as
trustee and a meeting of the
shareholders shall be called, as
required by the 1940 Act, for the
election of trustees.

	Whenever a vacancy in the
Board of Trustees shall occur (by
reason of death, resignation,
removal, an increase in the
authorized number of trustees or
other cause), until such vacancy is
filled as provided herein or the
number of authorized trustees
constituting the Board of Trustees
is decreased pursuant to Article IV,
Section 1 of the Declaration of
Trust, the trustee(s) then in
office, regardless of the number and
even if less than a quorum, shall
have all the powers granted to the
Board of Trustees and shall
discharge all the duties imposed
upon the Board of Trustees by the
Declaration of Trust and these By-
Laws as though such number
constitutes the entire Board of
Trustees.

	Section 5. PLACE OF MEETINGS
AND MEETINGS BY TELEPHONE. All
meetings of the Board of Trustees
may be held at any place within or
outside the State of Delaware that
has been designated from time to
time by resolution of the Board of
Trustees. In the absence of such a
designation, regular meetings shall
be held at the principal executive
office of the Trust. Any meeting,
regular or special, may be held by
conference telephone or similar
communication equipment, so long as
all trustees participating in the
meeting can hear one another, and
all such trustees shall be deemed to
be present in person at the meeting.

	Section 6. REGULAR MEETINGS.
Regular meetings of the Board of
Trustees shall be held without call
at such time as shall from time to
time be fixed by the Board of
Trustees. Such regular meetings may
be held without notice.

	Section 7. SPECIAL MEETINGS.
Special meetings of the Board of
Trustees for any purpose or purposes
may be called at any time by the
Chairperson, the President (as
defined under Section 1 of Article V
herein), any vice president, the
secretary or any two (2) trustees.

	Notice of the time and place
of special meetings shall be
delivered personally or by telephone
to each trustee or sent by first-
class mail, courier or telegram,
charges prepaid, or by facsimile or
electronic mail, addressed to each
trustee at that trustee's address as
it is shown on the records of the
Trust. In case the notice is mailed,
it shall be deposited in the United
States mail at least seven (7) days
before the time of the holding of
the meeting. In case the notice is
delivered personally, by telephone,
by courier, to the telegraph
company, or by express mail,
facsimile, electronic mail or
similar service, it shall be
delivered at least forty-eight (48)
hours before the time of the holding
of the meeting. Any oral notice
given personally or by telephone may
be communicated either to the
trustee or to a person at the office
of the trustee who the person giving
the notice has reason to believe
will promptly communicate it to the
trustee. The notice need not specify
the purpose of the meeting or, if
the meeting is to be held at the
principal executive office of the
Trust, the place of the meeting.

	Section 8. QUORUM. A majority
of the authorized number of trustees
shall constitute a quorum for the
transaction of business, except to
adjourn as provided in Section 11 of
this Article. Every act or decision
done or made by a majority of the
trustees present at a meeting duly
held at which a quorum is present
shall be regarded as the act of the
Board of Trustees, subject to the
provisions of the Declaration of
Trust. A meeting at which a quorum
is initially present may continue to
transact business notwithstanding
the withdrawal of trustees if any
action taken is approved by at least
a majority of the required quorum
for that meeting.

	Section 9. WAIVER OF NOTICE.
Notice of any meeting need not be
given to any trustee who either
before or after the meeting signs a
written waiver of notice, a consent
to holding the meeting, or an
approval of the minutes. The waiver
of notice or consent need not
specify the purpose of the meeting.
All such waivers, consents, and
approvals shall be filed with the
records of the Trust or made a part
of the minutes of the meeting.
Notice of a meeting shall also be
deemed given to any trustee who
attends the meeting without
protesting before or at its
commencement about the lack of
notice to that trustee.

	Section 10.  ACTION BY WRITTEN
CONSENT IN LIEU OF MEETINGS.  Except
as required by law, including the
1940 Act and the rules and
regulations thereunder, on any
matter required or permitted to be
voted on by the Board of Trustees or
a committee of the Board of
Trustees, the Board of Trustees or
committee thereof may take such
action without a meeting, without
prior notice and without a vote, if
a consent or consents in writing,
setting forth the action so taken,
shall be signed by the Trustees
having not less than the minimum
number of votes that would be
necessary to authorize or take such
action at a meeting at which all
Trustees entitled to vote thereon
were present and voted.

	Section 11. ADJOURNMENT. A
majority of the trustees present,
whether or not constituting a
quorum, may adjourn any matter at
any meeting to another time and
place.

	Section 12. NOTICE OF
ADJOURNMENT. Notice of the time and
place of holding an adjourned
meeting need not be given unless the
meeting is adjourned for more than
seven (7) days, in which case notice
of the time and place shall be given
before the time of the adjourned
meeting to the trustees who were
present at the time of the
adjournment.

	Section 13. FEES AND
COMPENSATION OF TRUSTEES. Trustees
and members of committees may
receive such compensation, if any,
for their services and such
reimbursement of expenses as may be
fixed or determined by resolution of
the Board of Trustees. This Section
13 shall not be construed to
preclude any trustee from serving
the Trust in any other capacity as
an officer, agent, employee, or
otherwise and receiving compensation
for those services.

	Section 14. TRUSTEE EMERITUS.
Upon retirement of a trustee, the
Board of Trustees may elect him or
her to the position of Trustee
Emeritus. A Trustee Emeritus shall
serve for one year and may be
reelected by the Board of Trustees
from year to year thereafter. Any
person serving as a Trustee Emeritus
shall not vote at meetings of
trustees and shall not be held
responsible for actions of the Board
of Trustees but shall receive fees
paid to trustees for serving as
such.

ARTICLE IV
COMMITTEES

	Section 1. COMMITTEES OF
TRUSTEES. The Board of Trustees may,
by resolution adopted by a majority
of the authorized number of
trustees, designate one or more
committees, each consisting of two
(2) or more trustees, to serve at
the pleasure of the Board of
Trustees. The Board of Trustees may
designate one or more trustees as
alternate members of any committee
who may replace any absent member at
any meeting of the committee. Any
committee to the extent provided in
the resolution of the Board of
Trustees, shall have the authority
of the Board of Trustees, except
with respect to:

	(a) the approval of any action
which under the Declaration of Trust
or applicable law also requires
shareholders' approval or requires
approval by a majority of the entire
Board of Trustees or certain members
of said Board of Trustees;

	(b) the filling of vacancies
on the Board of Trustees or in any
committee;

	(c) the fixing of compensation
of the trustees for serving on the
Board of Trustees or on any
committee;

	(d) the amendment or repeal of
the Declaration of Trust or of the
By-Laws or the adoption of new By-
Laws;

	(e) the amendment or repeal of
any resolution of the Board of
Trustees which by its express terms
is not so amendable or repealable;
or

	(f) the appointment of any
other committees of the Board of
Trustees or the members of these
committees.

	Section 2. MEETINGS AND ACTION
OF COMMITTEES. Meetings and action
of any committee shall be governed
by and held and taken in accordance
with the provisions of Article III
of these By-Laws, with such changes
in the context thereof as are
necessary to substitute the
committee and its members for the
Board of Trustees and its members,
except that the time of regular
meetings of any committee may be
determined either by resolution of
the Board of Trustees or by
resolution of the committee. Special
meetings of any committee may also
be called by resolution of the Board
of Trustees, and notice of special
meetings of any committee shall also
be given to all alternate members
who shall have the right to attend
all meetings of the committee. The
Board of Trustees may adopt rules
for the government of any committee
not inconsistent with the provisions
of these By-Laws.

ARTICLE V
OFFICERS

	Section 1. OFFICERS. The
officers of the Trust shall be a
president and chief executive
officer (the "President"), a
secretary, and a treasurer.  The
Trust may also have, at the
discretion of the Board of Trustees,
one or more vice presidents, one or
more assistant vice presidents, one
or more assistant secretaries, one
or more assistant treasurers, and
such other officers as may be
appointed in accordance with the
provisions of Section 3 of this
Article.  Any number of offices may
be held by the same person, except
the offices of President and vice
president.

	Section 2. ELECTION OF
OFFICERS.  The officers of the Trust
designated in Section 1 of this
Article shall be chosen by the Board
of Trustees, and each shall serve at
the pleasure of the Board of
Trustees, subject to the rights, if
any, of an officer under any
contract of employment.

	Section 3. SUBORDINATE
OFFICERS.  The Board of Trustees may
appoint and may empower the
Chairperson and/or the President to
appoint such other officers as the
business of the Trust may require,
each of whom shall hold office for
such period, have such authority and
perform such duties as are provided
in these By-Laws or as the Board of
Trustees may from time to time
determine.

	Section 4. REMOVAL AND
RESIGNATION OF OFFICERS.  Subject to
the rights, if any, of an officer
under any contract of employment,
any officer may be removed, either
with or without cause, by the Board
of Trustees at any regular or
special meeting of the Board of
Trustees, or by an officer upon whom
such power of removal may be
conferred by the Board of Trustees.

	Any officer may resign at any
time by giving written notice to the
Trust.  Any resignation shall take
effect at the date of the receipt of
that notice or at any later time
specified in that notice; and unless
otherwise specified in that notice,
the acceptance of the resignation
shall not be necessary to make it
effective.  Any resignation is
without prejudice to the rights, if
any, of the Trust under any contract
to which the officer is a party.

	Section 5. VACANCIES IN
OFFICES.  A vacancy in any office
because of death, resignation,
removal, disqualification or other
cause shall be filled in the manner
prescribed in these By-Laws for
regular appointment to that office.

	Section 6. PRESIDENT. Subject
to such supervisory powers, if any,
as may be given by the Board of
Trustees to the Chairperson, the
President shall be the chief
executive officer of the Trust and
shall, subject to the control of the
Board of Trustees, have general
supervision, direction and control
of the business and the officers of
the Trust.  The President shall have
the general powers and duties of
management usually vested in the
office of president of a corporation
and shall have such other powers and
duties as may be prescribed by the
Board of Trustees or these By-Laws.

	Section 7. VICE PRESIDENTS. In
the absence or disability of the
President, vice presidents, in the
order as determined by the Board of
Trustees, shall succeed to all of
the duties of the President and when
so acting shall have all powers of
and be subject to all the
restrictions upon the President
until the President's return, or
until such disability shall be
removed or until a new President
shall have been elected.  The vice
presidents shall have such other
powers and perform such other duties
as from time to time may be
prescribed for them respectively by
the Board of Trustees, the
Chairperson, the President or these
By-Laws.

	Section 8. SECRETARY. The
secretary shall keep or cause to be
kept at the principal executive
office of the Trust, or such other
place as the Board of Trustees may
direct, a book of minutes of all
meetings and actions of trustees,
committees of trustees and
shareholders, which shall record the
time and place of such meetings,
designation of whether such a
meeting is regular or special, the
names of those present at trustees'
meetings or committee meetings, and
a summary of the proceedings.

	The secretary shall cause to
be kept at the principal executive
office of the Trust, or at the
office of the Trust's transfer agent
or registrar, a share register or a
duplicate share register showing the
names of all shareholders and their
addresses, the number, series and
classes of shares held by each, the
number and date of certificates
issued for the same and the number
and date of cancellation of every
certificate surrendered for
cancellation.

	The secretary shall give or
cause to be given notice of all
meetings of the shareholders and of
the Board of Trustees required by
these By-Laws or by applicable law
to be given and shall have such
other powers and perform such other
duties as may be prescribed by the
Board of Trustees or by these By-
Laws.

	Section 9. TREASURER. The
treasurer shall keep and maintain or
cause to be kept and maintained
adequate and correct books and
records of accounts of the
properties and business transactions
of the Trust, including accounts of
its assets, liabilities, receipts,
disbursements, gains, losses,
capital, retained earnings and
shares. The books of account shall
at all reasonable times be open to
inspection by any trustee.

	The treasurer shall deposit
all monies and other valuables in
the name and to the credit of the
Trust with such depositories as may
be designated by the Board of
Trustees. He or she shall disburse
the funds of the Trust as may be
ordered by the Board of Trustees,
shall render to the President and
trustees, whenever they request it,
an account of all of his or her
transactions as treasurer and of the
financial condition of the Trust and
shall have other powers and perform
such other duties as may be
prescribed by the Board of Trustees
or these By-Laws.


ARTICLE VI
INDEMNIFICATION OF TRUSTEES,
OFFICERS,
EMPLOYEES AND OTHER AGENTS

	Section 1. AGENTS, PROCEEDINGS
AND EXPENSES. For the purpose of
this Article, "agent" means any
person who is or was a trustee,
officer, employee or other agent of
this Trust or is or was serving at
the request of the Trust as a
trustee, director, officer, employee
or agent of another foreign or
domestic corporation, partnership,
joint venture, trust or other
enterprise or was a trustee,
director, officer, employee or agent
of a foreign or domestic corporation
which was a predecessor of another
enterprise at the request of such
predecessor entity; "proceeding"
means any threatened, pending or
completed action or proceeding,
whether civil, criminal,
administrative or investigative; and
"expenses" includes without
limitation attorneys' fees and any
expenses of establishing a right to
indemnification under this Article.

	Section 2. ACTIONS OTHER THAN
BY TRUST. The Trust shall indemnify
any person who was or is a party or
is threatened to be made a party to
any proceeding (other than an action
by or in the right of the Trust) by
reason of the fact that such person
is or was an agent of the Trust,
against expenses, judgments,
penalties, fines, settlements and
other amounts actually and
reasonably incurred in connection
with such proceeding if such person
acted in good faith and in a manner
that such person reasonably believed
to be in the best interests of the
Trust and in the case of a criminal
proceeding, had no reasonable cause
to believe the conduct of such
person was unlawful. For purposes of
this Section 2 and Section 3 below,
(a) the termination of any
proceeding by judgment, order, or
settlement shall not of itself
create a presumption that the person
did not act in good faith or in a
manner which the person reasonably
believed to be in the best interests
of the Trust or that the person had
reasonable cause to believe that the
person's conduct was unlawful, and
(b) the termination of any
proceeding by conviction, or a plea
of nolo contendere or its
equivalent, or an entry of an order
of probation prior to judgment,
creates a rebuttable presumption
that the person did not act in good
faith, or in a manner which the
person reasonably believed to be in
the best interests of the Trust or
that the person had reasonable cause
to believe that the person's conduct
was unlawful.

	Section 3. ACTIONS BY TRUST.
The Trust shall indemnify any person
who was or is a party or is
threatened to be made a party to any
threatened, pending or completed
action by or in the right of the
Trust to procure a judgment in its
favor by reason of the fact that the
person is or was an agent of the
Trust, against expenses actually and
reasonably incurred by that person
in connection with the defense or
settlement of that action if that
person acted in good faith and in a
manner that person reasonably
believed to be in the best interests
of the Trust.

	Section 4. EXCLUSION OF
INDEMNIFICATION. Notwithstanding any
provision to the contrary contained
herein, there shall be no right to
indemnification for any liability
arising by reason of willful
misfeasance, bad faith, gross
negligence, or the reckless
disregard of the duties involved in
the conduct of the agent's office
with the Trust.

	No indemnification shall be
made under Sections 2 or 3 of this
Article:

	(a) In respect of any claim,
issue or matter as to which that
person shall have been adjudged to
be liable in the performance of that
person's duty to the Trust, unless
and only to the extent that the
court in which that action was
brought shall determine upon
application that in view of all the
circumstances of the case, that
person was not liable by reason of
the disabling conduct set forth in
the preceding paragraph and is
fairly and reasonably entitled to
indemnity for the expenses which the
court shall determine; or

	(b) In respect of any claim,
issue, or matter as to which that
person shall have been adjudged to
be liable on the basis that personal
benefit was improperly received by
him, whether or not the benefit
resulted from an action taken in the
person's official capacity; or

	(c) Of amounts paid in
settling or otherwise disposing of a
threatened or pending action, with
or without court approval, or of
expenses incurred in defending a
threatened or pending action which
is settled or otherwise disposed of
without court approval, unless the
required approval set forth in
Section 6 of this Article is
obtained.

	Section 5. SUCCESSFUL DEFENSE
BY AGENT. To the extent that an
agent of the Trust has been
successful on the merits in defense
of any proceeding referred to in
Sections 2 or 3 of this Article or
in defense of any claim, issue or
matter therein, before the court or
other body before whom the
proceeding was brought, the agent
shall be indemnified against
expenses actually and reasonably
incurred by the agent in connection
therewith, provided that the Board
of Trustees, including a majority
who are disinterested, non-party
trustees, also determines that based
upon a review of the facts, the
agent was not liable by reason of
the disabling conduct referred to in
Section 4 of this Article.

	Section 6. REQUIRED APPROVAL.
Except as provided in Section 5 of
this Article, any indemnification
under this Article shall be made by
the Trust only if authorized in the
specific case on a determination
that indemnification of the agent is
proper in the circumstances because
the agent has met the applicable
standard of conduct set forth in
Sections 2 or 3 of this Article and
is not prohibited from
indemnification because of the
disabling conduct set forth in
Section 4 of this Article, by:

	(a) A majority vote of a
quorum consisting of Independent
Trustees who are not parties to the
proceeding; or

	(b) A written opinion by an
independent legal counsel.

	Section 7. ADVANCEMENT OF
EXPENSES. Expenses incurred in
defending any proceeding may be
advanced by the Trust before the
final disposition of the proceeding
on receipt of an undertaking by or
on behalf of the agent to repay the
amount of the advance unless it
shall be determined ultimately that
the agent is entitled to be
indemnified as authorized in this
Article, provided the agent provides
a security for his undertaking, or a
majority of a quorum of the
disinterested, non-party trustees,
or an independent legal counsel in a
written opinion, determine that
based on a review of readily
available facts, there is reason to
believe that said agent ultimately
will be found entitled to
indemnification.

	Section 8. OTHER CONTRACTUAL
RIGHTS. Nothing contained in this
Article shall affect any right to
indemnification to which persons
other than trustees and officers of
the Trust or any subsidiary thereof
may be entitled by contract or
otherwise.


	Section 9. LIMITATIONS. No
indemnification or advance shall be
made under this Article in any
circumstances where it would be
inconsistent with:

	(a) A provision of the
Declaration of Trust, a resolution
of the shareholders, or an agreement
which prohibits or otherwise limits
indemnification which was in effect
at the time of accrual of the
alleged cause of action asserted in
the proceeding in which the expenses
were incurred or other amounts were
paid; or

	(b) Any condition expressly
imposed by a court in approving a
settlement.

	Section 10. INSURANCE. Upon
and in the event of a determination
by the Board of Trustees to purchase
such insurance, the Trust shall be
entitled to purchase and maintain
insurance on behalf of any agent of
the Trust against any liability
asserted against or incurred by the
agent in such capacity or arising
out of the agent's status as such.

	Section 11. FIDUCIARIES OF
EMPLOYEE BENEFIT PLAN. This Article
does not apply to any proceeding
against any trustee, investment
manager or other fiduciary of an
employee benefit plan in that
person's capacity as such, even
though that person may also be an
agent of the Trust as defined in
Section 1 of this Article. Nothing
contained in this Article shall
limit any right to indemnification
to which such a trustee, investment
manager, or other fiduciary may be
entitled by contract or otherwise
which shall be enforceable to the
extent permitted by applicable law
other than this Article.

ARTICLE VII
RECORDS AND REPORTS

	Section 1. MAINTENANCE AND
INSPECTION OF SHARE REGISTER. The
Trust shall keep at its principal
executive office or at the office of
its transfer agent or registrar a
record of its shareholders,
providing the names and addresses of
all shareholders and the number,
series and classes of shares held by
each shareholder.

	Section 2. MAINTENANCE AND
INSPECTION OF BY-LAWS. The Trust
shall keep at its principal
executive office the original or a
copy of these By-Laws as amended to
date, which shall be open to
inspection by the shareholders at
all reasonable times during office
hours.

		Section 3. MAINTENANCE
AND INSPECTION OF OTHER RECORDS. The
accounting books and records and
minutes of proceedings of the
shareholders and the Board of
Trustees and any committee or
committees of the Board of Trustees
shall be kept at such place or
places designated by the Board of
Trustees or in the absence of such
designation, at the principal
executive office of the Trust. The
minutes and the accounting books and
records shall be kept either in
written form or in any other form
capable of being converted into
written form. The minutes and
accounting books and records shall
be open to inspection upon the
written demand of any shareholder or
holder of a voting trust certificate
at any reasonable time during usual
business hours for a purpose
reasonably related to the holder's
interests as a shareholder or as the
holder of a voting trust
certificate. The inspection may be
made in person or by an agent or
attorney.

	Section 4. INSPECTION BY
TRUSTEES. Every trustee shall have
the absolute right at any reasonable
time to inspect all books, records,
and documents of every kind and the
physical properties of the Trust.
This inspection by a trustee may be
made in person or by an agent or
attorney and the right of inspection
includes the right to copy and make
extracts of documents.

ARTICLE VIII
DIVIDENDS

	Section 1. DECLARATION OF
DIVIDENDS. Dividends upon the shares
of beneficial interest of the Trust
may, subject to the provisions of
the Declaration of Trust, if any, be
declared by the Board of Trustees at
any regular or special meeting,
pursuant to applicable law.
Dividends may be paid in cash, in
property, or in shares of the Trust.

	Section 2. RESERVES. Before
payment of any dividend there may be
set aside out of any funds of the
Trust available for dividends such
sum or sums as the Board of Trustees
may, from time to time, in its
absolute discretion, think proper as
a reserve fund to meet
contingencies, or for equalizing
dividends, or for repairing or
maintaining any property of the
Trust, or for such other purpose as
the Board of Trustees shall deem to
be in the best interests of the
Trust, and the Board of Trustees may
abolish any such reserve in the
manner in which it was created.

ARTICLE IX
GENERAL MATTERS

	Section 1. CHECKS, DRAFTS,
EVIDENCE OF INDEBTEDNESS. All
checks, drafts, or other orders for
payment of money, notes or other
evidences of indebtedness issued in
the name of or payable to the Trust
shall be signed or endorsed by such
person or persons and in such manner
as from time to time shall be
determined by resolution of the
Board of Trustees.

	Section 2. CONTRACTS AND
INSTRUMENTS; HOW EXECUTED. The Board
of Trustees, except as otherwise
provided in these By-Laws, may
authorize any officer or officers,
agent or agents, to enter into any
contract or execute any instrument
in the name of and on behalf of the
Trust and this authority may be
general or confined to specific
instances; and unless so authorized
or ratified by the Board of Trustees
or within the agency power of an
officer, no officer, agent, or
employee shall have any power or
authority to bind the Trust by any
contract or engagement or to pledge
its credit or to render it liable
for any purpose or for any amount.

	Section 3. CERTIFICATES FOR
SHARES. As a matter of general
policy, certificates for shares of
beneficial interest in any series of
the Trust will not be issued.
Appropriate officers of the Trust
may authorize the issuance of
certificates in certain limited
circumstances determined by such
officers to be appropriate, provided
such shares are fully paid.  All
certificates shall be signed in the
name of the Trust by the
Chairperson, the President or vice
president and by the treasurer or an
assistant treasurer or the secretary
or any assistant secretary,
certifying the number of shares and
the series and class of shares owned
by the shareholders. Any or all of
the signatures on the certificate
may be facsimile. In case any
officer, transfer agent, or
registrar who has signed or whose
facsimile signature has been placed
on a certificate shall have ceased
to be such officer, transfer agent,
or registrar before such certificate
is issued, it may be issued by the
Trust with the same effect as if
such person were an officer,
transfer agent or registrar at the
date of issue. Notwithstanding the
foregoing, the Trust may adopt and
use a system of issuance,
recordation and transfer of its
shares by electronic or other means.

	Section 4. LOST CERTIFICATES.
Except as provided in this Section
4, as a matter of general policy, no
new certificates for shares shall be
issued to replace an old
certificate.  In the event a new
certificate is authorized to be
issued to replace an old
certificate, the latter must be
surrendered to the Trust and
cancelled at the same time.  In case
any share certificate or certificate
for any other security is lost,
stolen or destroyed, the appropriate
officers of the Trust may authorize
the issuance of a replacement
certificate on such terms and
conditions as the Board of Trustees
or such appropriate officers may
require, including a provision for
indemnification of the Trust secured
by a bond or other adequate security
sufficient to protect the Trust
against any claim that may be made
against it, including any expense or
liability on account of the alleged
loss, theft, or destruction of the
certificate or the issuance of the
replacement certificate.

	Section 5. REPRESENTATION OF
SHARES OF OTHER ENTITIES HELD BY
TRUST. The Chairperson, the
President or any vice president or
any other person authorized by
resolution of the Board of Trustees
or by any of the foregoing
designated officers, is authorized
to vote or represent on behalf of
the Trust any and all shares of any
corporation, partnership, trust, or
other entity, foreign or domestic,
standing in the name of the Trust.
The authority granted may be
exercised in person or by a proxy
duly executed by such designated
person.

	Section 6. TRANSFER OF SHARES.
Shares of the Trust shall be
transferable only on the record
books of the Trust by the Person in
whose name such Shares are
registered, or by his or her duly
authorized attorney or
representative. In all cases of
transfer by an attorney-in-fact, the
original power of attorney, or an
official copy thereof duly
certified, shall be deposited and
remain with the Trust, its transfer
agent or other duly authorized
agent. In case of transfers by
executors, administrators, guardians
or other legal representatives, duly
authenticated evidence of their
authority shall be produced, and may
be required to be deposited and
remain with the Trust, its transfer
agent or other duly authorized
agent. No transfer shall be made
unless and until the certificate
issued to the transferor, if any,
shall be delivered to the Trust, its
transfer agent or other duly
authorized agent, properly endorsed.

	Section 7. HOLDERS OF RECORD.
The Trust shall be entitled to treat
the holder of record of any share or
shares as the owner thereof and,
accordingly, shall not be bound to
recognize any equitable or other
claim to or interest in such share
or shares on the part of any other
person, whether or not the Trust
shall have express or other notice
thereof.

	Section 8. FISCAL YEAR.  The
fiscal year of the Trust and each
series thereof shall be fixed by
resolution of the Board of Trustees
and, subject to applicable law or
regulation, may be re-fixed or
changed from time to time by
resolution of the Board of Trustees.
The fiscal year of the Trust shall
be the taxable year of each series
of the Trust.

ARTICLE X
AMENDMENTS

	Section 1. AMENDMENT.  These
By-laws may be restated and/or
amended at any time, without the
approval of the shareholders, by an
instrument in writing signed by, or
a resolution of, a majority of the
then Board of Trustees.

Approved:  May 19, 2005